File Number 333-171345

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] PRE-EFFECTIVE AMENDMENT NO. 3
[   ] POST-EFFECTIVE AMENDMENT NO.___

(Check appropriate box or boxes)

The Calvert Fund
(Exact Name of Registrant as Specified in Charter)

4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814
(Address of Principal Executive Offices)

800-368-2745
(Registrant's Telephone Number)

William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814
(Name and Address of Agent for Service)

Approx. Date of Proposed Public Offering: As soon as practicable after effective date of this registration statement.

Title of Securities Being Registered: Shares of beneficial interest.

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

-----------------------------

The Registrant is making a request, by separate letter, for acceleration of effectiveness of this amendment on February 15, 2011, or as soon as practicable thereafter.

-----------------------------

THE CALVERT FUND
Calvert Short-Term Government Fund
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814
1-800-368-2745

February __, 2011

Dear Investor:

I am writing to inform you of the upcoming special meeting of shareholders of Calvert Short-Term Government Fund, a series of The Calvert Fund, on April 15, 2011, in connection with the proposed reorganization of the Fund into Calvert Government Fund, also a series of The Calvert Fund, and to request that you take a few minutes to read the enclosed material and to mail back the proxy voting card.

You are being asked to vote on a proposal to exchange the assets of Calvert Short-Term Government Fund for shares of equal value of the corresponding class of Calvert Government Fund. If the reorganization is approved by shareholders, you will become a shareholder of Calvert Government Fund. Details of the proposed reorganization, the voting process and the special meeting are set forth in the enclosed Prospectus/Proxy Statement. The Board of Trustees of The Calvert Fund, including myself, believes this reorganization offers you the opportunity to pursue your goals in a larger fund with a stronger performance history. The Trustees have approved the reorganization and believe the reorganization is in the best interests of Calvert Short-Term Government Fund and you, as a shareholder. The Trustees recommend that you vote FOR this proposal.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed material, and complete and mail your proxy voting card as soon as you can, whether or not you plan to attend the special meeting. PLEASE COMPLETE, DATE, SIGN AND RETURN YOUR PROXY VOTING CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the meeting. All properly executed proxy voting cards must be received by 10:00 a.m., Eastern Time, on April 15, 2011. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

I appreciate the time you will take to review this important matter. If we may be of any assistance, please call us at 800-368-2745.

Sincerely,

[SIGNATURE]

Barbara J. Krumsiek
President

THE CALVERT FUND

Calvert Short-Term Government Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 15, 2011

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Calvert Short-Term Government Fund, a series of The Calvert Fund, a Massachusetts business trust, will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Friday, April 15, 2011, and any adjournments thereof (the “Special Meeting”), for the following purposes:

  To consider and act on an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of Calvert Short-Term Government Fund, a series of The Calvert Fund, to Calvert Government Fund, also a series of The Calvert Fund, in exchange for shares of Calvert Government Fund and the assumption by Calvert Government Fund of all known liabilities of Calvert Short-Term Government Fund. The Plan also provides for distribution of these shares of Calvert Government Fund to shareholders of Calvert Short-Term Government Fund in liquidation and subsequent termination of Calvert Short-Term Government Fund.

  To transact any other business that may properly come before the Special Meeting and any adjournments thereof.

On behalf of Calvert Short-Term Government Fund, the Board of Trustees of The Calvert Fund has fixed the close of business on January 24, 2011, as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Special Meeting and any adjournments thereof.

February __, 2011

By Order of the Board of Trustees,

[SIGNATURE]

William M. Tartikoff, Esq.

Vice President and Secretary

PROSPECTUS/PROXY STATEMENT

Dated February __, 2011

Acquisition of the Assets of
CALVERT SHORT-TERM GOVERNMENT FUND
a series of The Calvert Fund

By and in Exchange for Shares of
CALVERT GOVERNMENT FUND
a series of The Calvert Fund

INTRODUCTION

This Prospectus/Proxy Statement relates to the proposed transfer (the “Reorganization”) of all of the assets of Calvert Short-Term Government Fund (“Calvert Short-Term Government Fund” or the “Target Fund”) to Calvert Government Fund (“Calvert Government Fund” or the “Acquiring Fund”) in exchange for Class A and Class I shares of Calvert Government Fund. Calvert Short-Term Government Fund and Calvert Government Fund may also be referred to in this Prospectus/Proxy Statement individually as a “Fund” and collectively as the “Funds”.

Following the transfer, if approved by Calvert Short-Term Government Fund’s shareholders, Calvert Government Fund shares will be distributed to shareholders of Calvert Short-Term Government Fund in liquidation of Calvert Short-Term Government Fund, and Calvert Short-Term Government Fund will be dissolved. As a result of the proposed transaction, each shareholder of Calvert Short-Term Government Fund will receive that number of full and fractional Class A or Class I shares of Calvert Government Fund equal in total value on the business day immediately prior to the Reorganization to the value of the shares of the corresponding class of Calvert Short-Term Government Fund which such shareholder currently holds, and Calvert Short-Term Government Fund will be terminated as a series of The Calvert Fund

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Calvert Government Fund that a prospective investor should know before voting on the proposed Reorganization. The transaction will occur only if Calvert Short-Term Government Fund shareholders vote in favor of the transfer.

The approximate date on which this Prospectus/Proxy Statement, a Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about February __, 2011.

A Statement of Additional Information dated February __, 2011 relating to this Prospectus/Proxy Statement and the proposed reorganization (the “Reorganization SAI”) has been filed with the Securities and Exchange Commission (the “SEC”). The Reorganization SAI is incorporated by reference in its entirety into this Prospectus/Proxy Statement. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

The following documents relating to both Calvert Short-Term Government Fund (SEC File No. 811-3416) and Calvert Government Fund (SEC File No. 811-3416) have been filed with the SEC, and information relating to both Funds contained in each of the following documents is incorporated by reference into this Prospectus/Proxy Statement:

Calvert Short-Term Government Fund

Class A Prospectus of The Calvert Fund relating to Calvert Short-Term Government Fund dated January 31, 2011
Class I Prospectus of The Calvert Fund relating to Calvert Short-Term Government Fund dated January 31, 2011
Statement of Additional Information of The Calvert Fund relating to Calvert Short-Term Government Fund dated January 31, 2011
Annual Report to Shareholders of The Calvert Fund relating to Calvert Short-Term Government Fund for the year ended September 30, 2010

Calvert Government Fund

Class A Prospectus of The Calvert Fund relating to Calvert Government Fund dated January 31, 2011
Class I Prospectus for Calvert Government Fund dated February 15, 2011
Statement of Additional Information of The Calvert Fund relating to Calvert Government Fund dated January 31, 2011, as revised February 15, 2011.
Annual Report to Shareholders of The Calvert Fund relating to Calvert Government Fund for the year ended September 30, 2010

Copies of any of the above documents, as well as copies of the Reorganization SAI, may be obtained upon request and without charge by writing the Funds at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or by calling 800-368-2745 toll-free.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in each Fund involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis	5
Investment Objective and Strategies	7
Risk Factors	11
Purchases, Exchanges, Redemptions and Distributions	13
Expense Comparison	14
Investment Advisor and Portfolio Management Team	17
Performance Comparison	18
Reasons for the Reorganization	22
Information about the Reorganization	24
Comparative Information on Shareholder Rights	29
General Information about the Funds	29
Financial Statements and Experts	29
Voting Information	29
Shareholder Proposals	32
Other Business	33
Adjournment	33
Exhibit A - Agreement and Plan of Reorganization	34

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and Exhibit A.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Funds, and the form of the Agreement and Plan of Reorganization (the “Plan”), which is attached to this Prospectus/Proxy Statement as EXHIBIT A.

The Proposed Transaction. The Board of Trustees (the “Trustees”) of The Calvert Fund has authorized the Funds to enter into the Plan, providing for the following:

  The transfer of all the assets of Calvert Short-Term Government Fund to Calvert Government Fund in exchange for shares of the corresponding class of Calvert Government Fund and the assumption by Calvert Government Fund of all known liabilities of Calvert Short-Term Government Fund.

  Following the transfer, Calvert Government Fund shares will be distributed to the shareholders of Calvert Short-Term Government Fund in liquidation of Calvert Short-Term Government Fund, and Calvert Short-Term Government Fund will be dissolved.

  As a result of the proposed transaction, each shareholder of Calvert Short-Term Government Fund will receive that number of full and fractional Class A or Class I shares of Calvert Government Fund with a total value on the business day immediately preceding the Reorganization equal to the value of the shares of the corresponding class of Calvert Short-Term Government Fund that such shareholder currently holds.

The material terms of the Plan are described in more detail in “Information about the Reorganization” below.

Reasons for the Reorganization. The Trustees believe that the proposed Reorganization would be in the best interest of the shareholders of Calvert Short-Term Government Fund. In reaching this decision, the Trustees considered the terms and conditions of the Reorganization, along with the following, among other factors:

  The fact that Calvert Short-Term Government Fund shareholders will remain invested in an open-end fund with a larger level of assets, the same net expense ratio and the opportunity for improved performance based on the existing track records of the Funds;

  The compatibility of the investment objective, investment policy and risks of Calvert Government Fund with those of Calvert Short-Term Government Fund;

  The ability of Calvert Government Fund to be flexible in terms of maturity to take advantage of changing market conditions;

  The fact that both Funds are managed by the same investment advisor;

  The likelihood that Calvert Short-Term Government Fund shareholders, as part of a larger fund, may benefit from reduced overall operating expenses per share as a result of certain economies of scale expected after the Reorganization;

  The fact that shareholders of Calvert Short-Term Government Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and

  The tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes.

The Board of Trustees of The Calvert Fund has also approved the proposed Reorganization on behalf of Calvert Government Fund. The Trustees considered, among other things, the terms and conditions of the Reorganization, the opportunity to add assets to Calvert Government Fund, and the fact that the Reorganization is expected to be tax-free for federal income tax purposes. The Trustees also determined that the interests of the shareholders of Calvert Government Fund would not be diluted as a result of the transactions contemplated by the Reorganization, and concluded that the proposed Reorganization would be in the best interests of the shareholders of Calvert Government Fund. The votes of the shareholders of Calvert Government Fund are not being solicited by this Prospectus/Proxy Statement because their approval or consent is not necessary for the Reorganization.

For the reasons described in this Prospectus/Proxy Statement and subject to the approval of Calvert Short-Term Government Fund’s shareholders, the Trustees, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have concluded that the Reorganization of Calvert Short-Term Government Fund into Calvert Government Fund would be in the best interest of the shareholders of Calvert Short-Term Government Fund, and recommend shareholder approval. The Reorganization is expected to be completed on or about April 30, 2011.

Overview of the Funds subject to the Reorganization.  Each Fund is a series of The Calvert Fund, an open-end management investment company organized as Massachusetts business trust, and registered under the 1940 Act.  Calvert Short-Term Government Fund is a diversified fund, while Calvert Government Fund is non-diversified.

The investment objectives of both Funds are similar. Both Funds seek a high level of income and preservation of capital with a focus on investing in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Calvert Asset Management Company, Inc. (“Calvert” or the “Advisor”) serves as the investment advisor for both Funds.

As of January 24, 2011, the net assets of Calvert Short-Term Government Fund were $26,765,222.34, and the net assets of Calvert Government Fund were $5,808,800.22.

Tax Consequences. Pursuant to the Plan, as a condition to closing of the Reorganization, Calvert Short-Term Government Fund has received an opinion and consent of counsel that, while the matter is not entirely free from doubt, for federal income tax purposes no gain or loss will be recognized by it or its shareholders as a result of the Reorganization; the tax basis of Calvert Government Fund shares received by a shareholder will be the same as the tax basis of the shareholder’s shares of Calvert Short-Term Government Fund; and, the tax basis of Calvert Short-Term Government Fund’s assets in the hands of Calvert Government Fund as a result of the Reorganization will be the same as the tax basis of such assets in the hands of Calvert Short-Term Government Fund prior to the Reorganization. See “Information about the Reorganization” below.

Purchase, Exchange and Redemption Procedures, and Dividend Policy. The Funds have identical procedures for purchasing, exchanging and redeeming shares, and for receiving distributions. Calvert Short-Term Government Fund offers two classes of shares: Class A and Class I. Calvert Government Fund offers three classes of shares: Class A, Class C and Class I. The comparable classes of each Fund have similar sales charges. As indicated below, you will not pay a sales charge in connection with the Reorganization. See “Purchase, Exchange and Redemption Procedures, and Dividend Policies” below.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective. Both Funds have similar investment objectives, insofar as they both seek income and preservation of capital, with a focus on investing in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

The following chart sets forth the specific investment objective of each Fund.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Calvert Short-Term Government Fund	Calvert Government Fund

The Fund seeks to provide a high level of current income and preservation of capital by investing only in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or derivative instruments related to such investments.

The Fund seeks to maximize income, to the extent consistent with preservation of capital, primarily through investment in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Principal Investment Strategies. The Funds’ principal investment strategies are similar because each Fund focuses on investments in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (“Government Securities”), but Calvert Short-Term Government Fund invests only in Government Securities and derivative instruments related thereto, while Calvert Government Fund may invest in securities other than Government Securities, including collateralized mortgage obligations and asset-backed securities, though at least 80% of its assets are invested in Government Securities under normal circumstances.

Furthermore, the majority of Calvert Short-Term Government Fund’s holdings have a maturity or average life of five years or less, and the Fund maintains a dollar-weighted average maturity of less than three years.  In contrast, Calvert Government Fund has no limit on its average maturity.

Finally, Calvert Government Fund is a non-diversified fund, while Calvert Short-Term Government Fund is diversified.

The following chart sets forth the precise investment strategies of each Fund.

PRINCIPAL INVESTMENT STRATEGIES
(Merging Portfolio)	(Acquiring Portfolio)
Calvert Short-Term Government Fund	Calvert Government Fund

Under normal market conditions, the Fund will invest only in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or derivative instruments related to such investments. The majority of the Fund’s holdings will have a maturity or average life of five years or less. The Fund will maintain a dollar-weighted average maturity of less than three years. The Fund may invest up to 20% of its total assets in financial futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Fund will not use these instruments for speculative purposes. The reasons the Fund will invest in derivatives are to reduce transaction costs, for hedging purposes, or to add value when these instruments are favorably priced.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in U.S. Government Securities, futures contracts related to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy.

The Fund uses an active strategy, seeking relative value to earn incremental income. The Advisor allocates the Fund’s assets among different market sectors (e.g., U.S. Treasury or U.S. government agency) and different maturities based on its view of the relative value of each sector or maturity. There is no limit on the Fund’s average maturity.

The Fund also may invest in corporate debt securities, taxable municipal securities, asset-backed securities, including commercial mortgage-backed securities, and repurchase agreements.

The Fund may invest in securities that represent interests in pools of mortgage loans or other assets assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. These investments may include derivative securities such as collateralized mortgage obligations and asset-backed securities.

The Fund is non-diversified.

The Fund may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Fund.

Fundamental Investment Restrictions. Each Fund has adopted similar fundamental investment restrictions (which cannot be changed without the approval of shareholders) with respect to (1) concentrating investments in the securities of issuers primarily engaged in the same industry; (2) the issuance of senior securities; (3) the underwriting of securities; (4) investing directly in commodities or real estate; and (5) lending securities.

The Funds have materially different fundamental investment restrictions with respect to the following:

Loans.  Calvert Short-Term Government Fund is not allowed to make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).  In comparison, Calvert Government Fund may not make any loan, including engaging in repurchase agreements, if, as a result, more than 33 1/3% of a Fund’s total assets would be loaned to other parties, except through the purchase of debt securities or other debt instruments.

Borrowing.  Calvert Short-Term Government Fund is not allowed to borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.  In addition, the Fund will not purchase additional securities when money borrowed exceeds 5% of total assets.  For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.  In comparison, Calvert Government Fund may not borrow money, except from banks and through reverse repurchase agreements in an amount up to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Lastly, Calvert Short-Term Government Fund has certain additional fundamental investment restrictions.   Calvert Short-Term Government Fund may not:

(1) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities and other investment companies) of any one issuer;

(2) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(3) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position;

(4) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments; or

(5) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Fund.

Each Fund also has certain non-fundamental investment restrictions, which may be changed by the Board at any time without a shareholder vote.  The non-fundamental investment restrictions of each Fund are described in each Fund’s statement of additional information.

RISK FACTORS

As government bond mutual funds, both Funds invest in similar types of securities and therefore have substantially similar principal investment risks.

Shareholders could lose money on their investment in a Fund, or a Fund could underperform, because of the following risks:

Bond Market Risk. The market prices of bonds held by the Fund may fall.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed Security Risk of Government-Sponsored Enterprises. Debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Management Risk. The individual bonds in the Fund may not perform as well as expected, due to credit, political or other risks and/or the Fund’s portfolio management practices may not work to achieve their desired result.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. When the Fund purchases unrated securities, it will depend on the Advisor’s analysis of credit risk without the assessment of a nationally recognized statistical rating organization.

Repurchase Agreement Risk. A repurchase agreement exposes the Fund to the risk that the party that sells the security may default on its obligation to repurchase it. The Fund may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Active Trading Strategy Risk. The Fund employs an active style that seeks to position the Fund with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%), may translate to higher transaction costs and may increase your tax liability.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

In addition, Calvert Government Fund has the following additional principal risks:

Non-Diversification Risk. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies than a diversified fund. Gains or losses on a single bond may have greater impact on the Fund.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Fund to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Fund are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Fund receiving payments of principal or interest may be substantially limited.

Collateralized Mortgage Obligation (“CMO”) Risk. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities (i.e., an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs).

For more information concerning the risks associated with investments in the Funds, see each Fund’s Prospectus and SAI.

PURCHASES, EXCHANGES, REDEMPTIONS AND DISTRIBUTIONS

Both Funds have the same policies on purchase, exchanges, redemptions and distributions, as detailed below:

Purchases. Each Fund offers Class A and Class I shares. Calvert Government Fund also offers Class C shares, which are not part of the Reorganization. Shares of each Fund are sold on a continuous basis at net asset value. All investments are in full and fractional shares.

The minimum initial investment for Class A shares of each Fund is $2,000. The minimum initial investment for Class I shares of each Fund is $1,000,000. There is a $250 minimum for additional investments. Each Fund may waive investment minimums and applicable service fees for certain investors.

Exchanges. Shares may only be exchanged for shares of the same class of another Calvert Fund, and the exchange must satisfy the minimum investment amount for that Calvert Fund. You may exchange shares acquired by reinvestment of dividends or distributions into another Calvert Fund at no additional charge.

Each Fund reserves the right to terminate or modify the exchange privilege with 60 days’ written notice.

Redemptions. Shares of each Fund may be redeemed at the net asset value next determined after receipt of a redemption request, on any day the Fund is open for business (less any applicable CDSC or redemption fee). Each Fund has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value (“NAV”) of the Fund, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.)

Redemption Fee. In its effort to detect and prevent market timing, each Fund charges a 2% redemption fee on redemptions, including exchanges, within 30 days of purchase (seven days for Class I) into that Fund unless the shares are held through an intermediary that has been authorized by Fund management to apply its own redemption fee policy. In the event of any such authorization, shareholders should contact the intermediary through which the Fund shares are held for more information on the redemption fee policy that applies to those shares, including any applicable waivers.

For those shares to which the Fund’s redemption fee policy is applicable, the redemption fee may be waived in certain circumstances.

Dividends. Each Fund pays dividends from its net investment income on a monthly basis. Net investment income consists of interest income and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Funds do not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary between classes. Dividends and any distributions are automatically reinvested in the same Fund at NAV (without sales charge), unless you elect to have amounts of $10 or more paid in cash (by check or by electronic funds transfer).

For more detailed information regarding the Funds’ purchase, exchange and redemption procedures, including how their shares are priced, and their dividend policies, see the Funds’ Prospectuses and SAIs.

EXPENSE COMPARISON

The following tables allow you to compare the sales charges and expenses of each Fund, and the tables titled “Combined Fund” show what the sales charges and expenses of Calvert Government Fund are estimated to be assuming the Reorganization takes place. You will not pay an initial or deferred sales charge in connection with the Reorganization.

The expense amounts set forth in the tables and the examples are based on the fiscal year of the Target Fund and of the Acquiring Fund ended September 30, 2010. The expense amounts in the table and example for the Combined Fund are based on the annualized estimated combined expenses of the Acquiring Fund and the Target Fund for the fiscal year ended September 30, 2010.

SHAREHOLDER FEES (fees paid directly from your account)

	(Target Fund)
	Calvert Short-Term Government Fund
	Class A	Class I
Maximum sales charge (load) on purchases (as a % of offering price)	2.75%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (Class A) or 7 days of purchase (Class I)	2.00%	2.00%

	(Acquiring Fund)
	Calvert Government Fund
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75%	none
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (Class A and Class C) or 7 days of purchase (Class I)	2.00%	2.00%

	(Combined Fund)
	Calvert Government Fund Pro Forma
	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.75%	None
Redemption fee (as a % of amount redeemed or exchanged within 30 days of purchase (Class A) or 7 days of purchase (Class I)	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)

	(Target Fund)
	Calvert Short-Term Government Fund
	Class A	Class I
Management Fees	0.55%	0.55%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	1.30%	0.27%
Total annual Fund operating expenses	2.10%	0.82%
Less fee waiver and/or expense reimbursement[1]	(1.12%)	(0.09%)
Net expenses	0.98%	0.73%

	(Acquiring Fund)
	Calvert Government Fund
	Class A	Class I
Management Fees	0.55%	0.50%
Distribution and service (12b-1) fees	0.25%[4]	None
Other expenses	3.01%	0.36%
Total annual Fund operating expenses	3.81%	0.86%
Less fee waiver and/or expense reimbursement[2]	(2.77%)	(0.13%)
Net expenses	1.04%	0.73%

	(Combined Fund)
	Calvert Government Fund Pro Forma
	Class A	Class I
Management Fees	0.55%	0.50%
Distribution and service (12b-1) fees	0.25%	None
Other expenses	1.08%	0.36%
Total annual Fund operating expenses	1.88%	0.86%
Less fee waiver and/or expense reimbursement[3]	(0.90%)	(0.13%)
Net expenses	0.98%	0.73%

1 The Advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2012. Direct net operating expenses will not exceed 0.98% for Class A and 0.73% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

2 The Advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2012. Direct net operating expenses will not exceed 1.04% for Class A and 0.73% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

3 Effective April 30, 2011, the Advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2013. Direct net operating expenses will not exceed 0.98% for Class A and 0.73% for Class I. Only the Board of Trustees of the Fund may terminate the Fund’s expense cap before the contractual period expires.

4 The maximum annual amount of distribution and service fees payable under Calvert Government Fund’s distribution plan for Class A is 0.50% of the Class A shares’ average daily net assets.  The Fund's Board of Trustees, however, has authorized only 0.25%. Consummation of the Reorganization will be conditioned on the Board amending Calvert Government Fund’s distribution plan to implement a maximum Class A distribution and service fee of 0.25%, which is the same maximum amount permitted under the distribution plan of Calvert Short-Term Government Fund.

NOTE: Under “Annual Fund Operating Expenses” for Acquiring Fund and Combined Fund, management fees include an advisory fee of 0.40% for all classes and an administrative fee of 0.15% for Class A shares and 0.10% for Class I shares.

Examples. These examples are intended to help you compare the cost of investing in Calvert Short-Term Government Fund versus Calvert Government Fund, assuming the Reorganization takes place. The examples assume that:

•         You invest $10,000 in the Fund ($1,000,000 for Class I) for the time periods indicated;

•         Your investment has a 5% return each year;

•         The Fund’s operating expenses remain the same; and

•         Any Calvert expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

(Unaudited)

Number of Years Investment is Held	(Target Fund)
	Calvert Short-Term Government Fund
	Class A	Class I

1 year	$372	$7,456
3 years	$810	$25,278
5 years	$1,273	$44,622
10 years	$2,553	$100,515

Number of Years Investment is Held	(Acquiring Fund)
	Calvert Government Fund
	Class A	Class I

1 year	$477	$7,456
3 years	$1,249	$26,140
5 years	$2,039	$46,404
10 years	$4,098	$104,876

Number of Years Investment is Held	(Combined Fund)
	Calvert Government Fund Pro Forma
	Class A	Class I

1 year	$471	$7,456
3 years	$860	$26,140
5 years	$1,272	$46,404
10 years	$2,423	$104,876

Capital Loss Carryforwards.  Neither Fund has capital loss carryforwards.

Investment Advisor and Portfolio Management Team

Investment Management. Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814, is the investment advisor for both Funds. Calvert provides the Funds with investment supervision and management and office space, furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Trustees who are affiliated persons of and employed by Calvert. It has been managing mutual funds since 1976. As of December 31, 2010, Calvert was the investment advisor for 49 mutual fund portfolios and had over $14 billion in assets under management.

Investment Advisory Agreement. Under the investment advisory agreement between The Calvert Fund and the Advisor, Calvert receives an annual fee of 0.40% of Calvert Government Fund's average daily net assets and 0.45% of Calvert Short-Term Government Fund’s average daily net assets.

Portfolio Managers. Information is provided below identifying each individual and/or member of the team who is employed by or associated with the Advisor and who is primarily (and jointly, as applicable) responsible for the day-to-day management of each Fund.

Portfolio Manager Name	Title	Length of Time Managing Fund
Gregory Habeeb	Senior Vice President, Portfolio Manager	Since December 2008

The Fund SAI provides additional information about the Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Funds.

Other Management Arrangements.

Calvert Distributors, Inc. (“CDI”), a subsidiary of Calvert Group, Ltd. and an affiliate of the Advisor, serves as the principal underwriter and distributor for the Funds.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Funds.

Calvert Shareholder Services, Inc., a subsidiary of Calvert Group, Ltd. and an affiliate of the Advisor, is the shareholder servicing agent for the Funds.

Calvert Administrative Services Company, a subsidiary of Calvert Group, Ltd. and an affiliate of the Advisor, is the administrator for the Funds.

PERFORMANCE COMPARISON

The following bar chart and table show each Fund’s annual returns and its long-term performance, which give some indication of the risks of investing in each Fund. The bar chart shows how the performance of the Class A shares has varied from year to year. The table compares each Fund’s performance over time with that of an index and an average.

Each Fund’s past performance (before and after taxes) does not necessarily indicate how a Fund will perform in the future. For updated performance information, visit www.calvert.com.

The return for each of the Fund’s other Classes of shares will differ from the Class A returns shown in the bar chart, depending upon the expenses of that Class. The bar chart does not reflect any sales charge that you may be required to pay upon purchase or redemption of the Fund’s shares. Any sales charge will reduce your return.

(Target Fund)
Calvert Short-Term Government Fund
Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2001	3.53%
Worst Quarter (of periods shown)	6/30/2004	-1.33%

(Acquiring Fund)

Calvert Government Fund

Calendar Year Total Returns for Class A at NAV

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/2009	4.42%
Worst Quarter (of periods shown)	6/30/2009	-0.88%

The average total return table shows the Fund’s returns with the maximum sales charge deducted, and no sales charge has been applied to the indices used for comparison in the table.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The return after taxes on distributions and sale of Fund shares may be higher than the return before taxes because the calculation assumes that shareholders receive a tax benefit for capital losses incurred on the sale of their shares. After-tax returns are shown only for Class A shares; after-tax returns for other Classes will vary.

AVERAGE ANNUAL TOTAL RETURNS

(as of 12•31•10)(with maximum sales charge deducted)

(Target Fund)				(Acquiring Fund)
Calvert Short-Term Government Fund				Calvert Government Fund
	1 Year	5 Years	10 Years		1 Year	Since Inception (12/31/08)
Class A*				Class A
Return before taxes	-0.07%	3.22%	3.19%	Return before taxes	4.12%	5.96%
Return after taxes on distributions	-0.83%	2.14%	1.99%	Return after taxes on distributions	3.15%	4.90%
Return after taxes on distributions and sale of Fund shares	-0.05%	2.13%	2.01%	Return after taxes on distributions and sale of Portfolio shares	2.67%	4.48%
Barclays Capital 1-5 Year U.S. Treasury Index	3.73%	4.88%	4.50%	Barclays Capital U.S. Government Index	5.52%	1.59%
Lipper Short U.S. Government Funds Avg.	2.88%	3.69%	3.44%	Lipper General U.S. Government Funds Avg.	5.92%	3.52%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

*Pursuant to an Agreement and Plan of Reorganization, Class A shares of Calvert Short-Term Government Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert Short-Term Government Fund”), were reorganized into the Class A shares of an identical and newly created series of The Calvert Fund, Calvert Short-Term Government Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009 for Class A shares reflect the performance of SMF Calvert Short-Term Government Fund. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF Calvert Short-Term Government Fund, reflect the performance of Class I shares of SMF Calvert Short-Term Government Fund, adjusted for the 12b-1 distribution fees applicable to Class A.

AVERAGE ANNUAL TOTAL RETURNS

(as of 12•31•10)

(Target Fund)				(Acquiring Fund)
Calvert Short-Term Government Fund				Calvert Government Fund
	1 Year	5 Years	10 Years		1 Year	Since Inception (12/31/08)
Class I*				Class I**
Return before taxes	3.02%	4.05%	3.72%	Return before taxes	8.18%	7.99%
Return after taxes on distributions	2.18%	2.87%	2.48%	Return after taxes on distributions	7.17%	6.91%
Return after taxes on distributions and sale of Fund shares	1.96%	2.78%	2.45%	Return after taxes on distributions and sale of Portfolio shares	5.31%	6.21%
Barclays Capital 1-5 Year U.S. Treasury Index	3.73%	4.88%	4.50%	Barclays Capital U.S. Government Index	5.52%	1.59%
Lipper Short U.S. Government Funds Avg.	2.88%	3.69%	3.44%	Lipper General U.S. Government Funds Avg.	5.92%	3.52%

(Index reflects no deduction for fees, expenses or taxes. Lipper Average reflects no deduction for taxes.)

* Pursuant to an Agreement and Plan of Reorganization, Class I shares of Calvert Short-Term Government Fund, a series of Summit Mutual Funds, Inc. (“SMF Calvert Short-Term Government Fund”), were reorganized into the Class I shares of an identical and newly created series of The Calvert Fund, Calvert Short-Term Government Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, for Class I shares reflect the performance of SMF Calvert Short-Term Government Fund.

** Performance results for Class I shares prior to 4/30/11 (the Class I shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class I share performance would have been higher than Class A share performance because Class I, unlike Class A, has no Rule 12b-1 fees.

Important information about Calvert Government Fund is also contained in management’s discussion of Calvert Government Fund’s performance, which appears in the most recent Annual Report of The Calvert Fund relating to Calvert Government Fund.

REASONS FOR THE REORGANIZATION

The Trustees of The Calvert Fund, including the Independent Trustees, believe that the proposed Reorganization is in the best interest of the shareholders of Calvert Short-Term Government Fund. At a meeting of the Trustees held on December 8, 2010, the Trustees considered management’s recommendation to merge Calvert Short-Term Government Fund into Calvert Government Fund, along with information regarding each Fund and the Reorganization provided by management. The Trustees reviewed challenges to the continuing viability of Calvert Short-Term Government Fund, such as the decline in Fund assets and in net cash inflows since 2008.

The Trustees also considered potential benefits to the shareholders of the Fund from the Reorganization, including the opportunity for improved performance due to Calvert Government Fund’s outperformance of Calvert Short-Term Government Fund over the 1-year and since-inception time periods. The Trustees also took into account that the lower expense limitations applicable to the Target Fund prior to the Reorganization would be implemented for the Acquiring Fund following the Reorganization.

In addition, the Trustees considered a number of additional factors, including, but not limited to the following:

  The capabilities, investment experience, and resources of the Advisor, and the fact that both Funds have the same portfolio management team;

  The current size and future growth prospects of Calvert Short-Term Government Fund compared to those of Calvert Government Fund;

  The compatibility of the investment objective, investment policy and risks of Calvert Government Fund with those of Calvert Short-Term Government Fund;

  The expenses and advisory fees applicable to Calvert Short-Term Government Fund and Calvert Government Fund before the Reorganization;

  Economies of scale that may potentially be realized as a result of the Reorganization;

  The service features available to shareholders of both Calvert Short-Term Government Fund and Calvert Government Fund;

  The terms and conditions of the Agreement and Plan of Reorganization;

  Whether the Reorganization would result in dilution of the interests of current Calvert Short-Term Government Fund shareholders;

  The non-taxable treatment of the Reorganization for federal income tax purposes;

  The fact that Calvert Government Fund will assume all known liabilities of Calvert Short-Term Government Fund; and

  The costs estimated to be incurred to complete the Reorganization, including the fact that each Fund will bear its own expenses in connection with the Reorganization. The Target Fund, Calvert Short-Term Government Fund, however, is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

In addition, following this discussion and a further review of the materials and the terms of the Agreement and Plan of Reorganization, the Independent Trustees approved the proposed Reorganization and recommended its approval by Calvert Short-Term Government Fund’s shareholders. In connection with their approval, the Independent Trustees considered, among other things, that: (1) the Reorganization is to be effected on the basis that the value of Calvert Government Fund shares to be received by Calvert Short-Term Government Fund's shareholders will be equal to the value of Calvert Short-Term Government Fund shares surrendered in exchange, and thus shareholders of Calvert Short-Term Government Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and (2) Calvert Short-Term Government Fund will receive an opinion of counsel that, while the matter is not entirely free from doubt, the exchanges contemplated by the Reorganization would be tax-free for federal income tax purposes.

In connection with their consideration of these matters, the Trustees consulted with counsel to the Independent Trustees, as appropriate. After considering the above factors, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees believe that the Reorganization of Calvert Short-Term Government Fund into Calvert Government Fund would be in the best interest of Calvert Short-Term Government Fund and its shareholders. If approved by shareholders, it is anticipated that the Reorganization will effect shortly after the Special Meeting of Shareholders, including any adjournment thereof.

INFORMATION ABOUT THE REORGANIZATION

The following summary is qualified in it is entirety by reference to the Plan, the form of which is attached as Exhibit A to this Prospectus/Proxy Statement.

Plan of Reorganization. The proposed Agreement and Plan of Reorganization provides that Calvert Government Fund will acquire all the assets of Calvert Short-Term Government Fund in exchange for shares of Calvert Government Fund and the assumption by Calvert Government Fund of all known liabilities of Calvert Short-Term Government Fund. The Reorganization is expected to be completed on or about April 30, 2011, or such later date as the parties may mutually agree.

The value of the full and fractional Class A and Class I shares of Calvert Government Fund to be issued to shareholders of Calvert Short-Term Government Fund will equal the value of the shares of the respective class of Calvert Short-Term Government Fund outstanding immediately prior to the Reorganization. Portfolio securities of Calvert Short-Term Government Fund will be valued in accordance with the valuation practices of Calvert Government Fund.

At the time of the Reorganization, Calvert Short-Term Government Fund will pay all of its known obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute to its shareholders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date  not previously distributed. The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, Calvert Short-Term Government Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date full and fractional Class A or Class I shares of Calvert Government Fund at a total net asset value equal to the value of the shareholder’s shares of the corresponding class of Calvert Short-Term Government Fund computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Calvert Government Fund, representing the respective pro rata number of full and fractional shares of the applicable classes of Calvert Government Fund due shareholders of Calvert Short-Term Government Fund. Share certificates will not be issued in connection with the Reorganization.

The consummation of the Plan is subject to the conditions set forth therein, including the following: the Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of Calvert Short-Term Government Fund. As indicated above, the votes of the shareholders of Calvert Government Fund are not being solicited since their approval or consent is not necessary for the Reorganization.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Plan, the respective representations and warranties contained in the Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Fund since September 30, 2010. Both parties shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Plan.

Tax Opinion. Both parties to the Reorganization shall have received an opinion of counsel, addressed to the Funds and in form and substance satisfactory to each party, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to both Funds and their respective shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Prospectus/Proxy Statement, and on other written representations as each Fund, will have verified. The opinion of counsel will indicate to the effect that, based on the facts and assumptions stated therein, and while the matter is not entirely free from doubt, for federal income tax purposes:

1.         The transfer of all of the assets of Calvert Short-Term Government Fund in exchange for shares of Calvert Government Fund and assumption of identified liabilities of Calvert Short-Term Government Fund by Calvert Government Fund, followed by the distribution of Calvert Government Fund shares pro rata to the shareholders of Calvert Short-Term Government Fund in liquidation of Calvert Short-Term Government Fund, will constitute a “reorganization” within the meaning of  § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Calvert Government Fund and Calvert Short-Term Government Fund will each be “a party to a reorganization” within the meaning of § 368(b) of the Code;

2.         No gain or loss will be recognized by Calvert Government Fund upon the receipt of the assets of Calvert Short-Term Government Fund solely in exchange for Calvert Government Fund shares and the assumption by Calvert Government Fund of the liabilities of Calvert Short-Term Government Fund;

3.         No gain or loss will be recognized by Calvert Short-Term Government Fund upon the transfer of its assets to Calvert Government Fund in exchange for Calvert Government Fund shares and assumption of identified liabilities of Calvert Short-Term Government Fund by Calvert Government Fund, or upon the distribution (whether actual or constructive) of Calvert Government Fund shares to the shareholders of Calvert Short-Term Government Fund in exchange for their Calvert Government Fund shares;

4.         No gain or loss will be recognized by the shareholders of Calvert Short-Term Government Fund upon the exchange of their Calvert Short-Term Government Fund shares for Calvert Government Fund shares in liquidation of Calvert Short-Term Government Fund;

5.         The aggregate tax basis of Calvert Government Fund shares received by each shareholder of Calvert Short-Term Government Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Calvert Short-Term Government Fund shares held by such shareholder immediately prior to the Reorganization and exchanged therefor, and the holding period of the Calvert Government Fund shares received by each shareholder of Calvert Short-Term Government Fund will include the period during which the Calvert Short-Term Government Fund shares exchanged therefor were held by such shareholder (provided the Calvert Short-Term Government Fund shares were held as a capital asset on the date of the Reorganization); and

6.         The tax basis of the assets of Calvert Short-Term Government Fund acquired by Calvert Government Fund will be the same as the tax basis of those assets to the Calvert Short-Term Government Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Short-Term Government Fund in the hands of Calvert Government Fund will include the period during which those assets were held by Calvert Short-Term Government Fund.

The Plan may be amended by mutual written consent of the parties authorized by the Trustees of each party before or after approval of the Plan by shareholders of Calvert Short-Term Government Fund, but after such approval, no amendment may be made that substantially changes the terms of the Plan.

The Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by either party upon notice to the other party, whether before or after approval by shareholders of Calvert Short-Term Government Fund, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Plan or a material covenant of the other party set forth in the Plan has not been fulfilled, or a material default or material breach of the Plan is made by the other party.

Description of Calvert Government Fund Shares. In accordance with the procedures under the Plan as described above, each shareholder of Calvert Short-Term Government Fund will receive that number of full and fractional Class A or Class I shares of Calvert Government Fund equal in value at the Valuation Date to the value of the shares of the corresponding class of Calvert Short-Term Government Fund which such shareholder currently holds. Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Because the transfer will be effected at NAV without the imposition of a sales charge, Calvert Short-Term Government Fund shareholders will receive Calvert Government Fund shares without paying any front-end sales charge or a contingent deferred sales charge as a result of the Reorganization.

After the Reorganization, the value of your shares will depend on the performance of Calvert Government Fund, rather than that of Calvert Short-Term Government Fund.

Federal Income Tax Consequences. The Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code. Opinions of counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and shareholders could recognize a gain or loss on the transaction. Shareholders of Calvert Short-Term Government Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Calvert Short-Term Government Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. Neither Fund has capital loss carryforwards.

Expenses. The total gross operating expenses of Calvert Government Fund, the surviving fund, after the Reorganization, as a percentage of net assets, are estimated to be lower for Class A and slightly higher for Class I compared to the current total gross operating expenses for Calvert Short-Term Government Fund through at least January 31, 2013. Management, however, would maintain the net expense ratios for Calvert Government Fund Class A and Class I shares at the corresponding current contractual cap levels of Calvert Short-Term Government Fund.  In addition, certain fixed costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, which may thereby lower the expense ratio borne by Calvert Government Fund shareholders, after the Reorganization.

Capitalization. The following table shows the capitalization of Calvert Short-Term Government Fund and Calvert Government Fund as of September 30, 2010, and on a pro forma basis the capitalization of Calvert Government Fund as of that date, giving effect to the proposed acquisition of assets at net asset value.

	(Target Fund)	(Acquiring Fund)		(Combined Fund)
	Calvert Short-Term Government Fund	Calvert Government Fund	Pro Forma Adjustment*, **	Calvert Government Fund Pro Forma ***
Net Assets
Class A	$3,811,241	$3,950,830	--	$7,762,071
Class C	--	$1,154,422	--	$1,154,422
Class I	$27,747,465	$ --	--	$27,747,465
Total Net Assets	$31,558,706	$5,105,252	--	$36,663,958

Shares Outstanding
Class A	71,552	237,634	157,627	466,813
Class C	--	69,620	--	69,620
Class I	521,919	--	1,146,821	1,668,740
All Classes	593,471	307,254	1,304,448	2,205,173

Net Asset Value per Share
Class A	$53.27	$16.63	--	$16.63
Class C	--	$16.58	--	$16.58
Class I	$53.16	--	--	$16.63

*          The expected reorganization and proxy solicitation costs are $13,000. The Target Fund, however, is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

**         Share adjustment is necessary when issuing Calvert Government Fund shares to Calvert Short-Term Government Fund shareholders because the Funds’ net asset values are different.

***       The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Both Funds are series of The Calvert Fund, a Massachusetts business trust.  Following the Reorganization, the operations of Calvert Government Fund will continue to be governed by the Declaration of Trust and Bylaws of The Calvert Fund as they now exist.

GENERAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file proxy material, reports, and other information with the SEC (The Calvert Fund: File No. 811-3416). Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report to shareholders of Calvert Short-Term Government Fund and the Annual Report to shareholders of Calvert Government Fund for the year ended September 30, 2010, as well as the financial statements and financial highlights for the periods indicated therein, have been incorporated by reference herein and in the Registration Statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm for both Funds, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Proxies from the shareholders of Calvert Short-Term Government Fund are being solicited by the Trustees for a Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Friday, April 15, 2011, or at such later time or date made necessary by adjournment. Proxies are solicited by mail.

The Calvert Fund is soliciting voting instructions by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of Calvert Short-Term Government Fund, or by Computershare Fund Services, a firm which may be retained, if necessary, to assist in the solicitation of proxies and in the distribution and tabulation of proxies.

In accordance with the Plan, Calvert Short-Term Government Fund and Calvert Government Fund are each responsible for payment of their own expenses incurred in connection with the Reorganization. These expenses are estimated to cost approximately $13,000 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection with the consummation of the Reorganization. The Target Fund and Acquiring Fund, however, each is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

Quorum and Vote Required. If a quorum (more than 25% of the outstanding shares of Calvert Short-Term Government Fund entitled to vote) is represented at the meeting, the vote of a majority of the outstanding shares of Calvert Short-Term Government Fund is required for approval of the Reorganization into Calvert Government Fund. The vote of a majority of the outstanding shares means the vote of the lesser of: (1) 67% or more of the shares entitled to vote and present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy, or (2) more than 50% of the outstanding shares entitled to vote.

Adjournment. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Revocation. You may revoke your proxy at any time before it is exercised by: (1) filing a written notification of revocation with the Secretary of the The Calvert Fund, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

The votes of shareholders of Calvert Government Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the Reorganization proposal. Those shares present at the meeting by proxy (including abstentions and broker non-votes) will be voted by the named proxies in their discretion with respect to any proposal to adjourn the meeting to allow for further solicitation of proxies.

Record Date. Shareholders of Calvert Short-Term Government Fund of record at the close of business on January 24, 2011 (the record date) are entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of January 24, 2011, as shown on the books of Calvert Short-Term Government Fund, the following number of each class of shares of the Fund was issued and outstanding:

Class of Shares	Number of Shares Outstanding
Class A	53,001.495
Class I	457,562.937
Both Classes	510,564.432

As of January 24, 2011, the officers and Trustees of The Calvert Fund as a group beneficially owned less than 1% of the outstanding shares of each class of Calvert Short-Term Government Fund.

As of January 24, 2011, to the Funds’ knowledge, the following shareholders owned of record or beneficially 25% or more of the outstanding voting securities of the Funds as shown:

Fund Name

Name and Address

% of Ownership

Calvert Short-Term Government Fund

Union Central Life Insurance	84.29%
Cincinnati, OH

As of January 24, 2011, to the Funds’ knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of the class of the Fund as shown:

Calvert Short-Term Government Fund

American Enterprise Investment Serv.	29.91% of Class A
Minneapolis, MN

Pershing LLC	5.46% of Class A
Jersey City, NJ

Southwest Securities Inc.	5.22% of Class A
Elmer L & Betty Jane Donze
Dallas, TX

Union Central Life Insurance Co.	94.05% of Class I
Group
Cincinnati, OH

Calvert Government Fund

Calvert Distributors Inc.	27.59% of Class A
Bethesda, MD

American Enterprise Investment Serv.	11.23% of Class A
Minneapolis, MN

St. Johns Gernants UCC	8.81% of Class C
Leesport, PA

LPL Financial	8.34% of Class C
San Diego, CA

American Enterprise Investment Serv.	5.27% of Class C
Minneapolis, MN

First Clearing, LLC	5.16% of Class C
St. Louis, MO

SHAREHOLDER PROPOSALS

Calvert Short-Term Government Fund has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.

OTHER BUSINESS

The Board of Trustees of The Calvert Fund does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Prospectus/Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting and entitled to vote. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.

By Order of the Board of Trustees

[SIGNATURE]

William M. Tartikoff, Esq.
Vice President & Secretary
The Calvert Fund

THE BOARD OF TRUSTEES OF THE CALVERT FUND, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of January 31, 2011, is between The Calvert Fund on behalf of Calvert Short-Term Government Fund, and The Calvert Fund on behalf of Calvert Government Fund.

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization and liquidation will consist of the transfer of all of the assets of Calvert Short-Term Government Fund to Calvert Government Fund in exchange for shares of beneficial interest of Calvert Government Fund, the assumption by Calvert Government Fund of all known liabilities of Calvert Short-Term Government Fund and the distribution of Calvert Government Fund shares to the shareholders of Calvert Short-Term Government Fund in complete liquidation of Calvert Short-Term Government Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the shareholders of Calvert Short-Term Government Fund shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. Calvert Government Fund shall furnish to Calvert Short-Term Government Fund such data and information as shall be reasonably requested by Calvert Short-Term Government Fund for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

(a) Plan of Reorganization. Calvert Short-Term Government Fund will convey, transfer, and deliver to Calvert Government Fund all of the then-existing assets and property of Calvert Short-Term Government Fund including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by Calvert Short-Term Government Fund and any deferred or prepaid expenses shown as an assets on the books of Calvert Short-Term Government Fund at the closing provided for in Section 2(c) of this Agreement (the "Closing"). In consideration thereof, Calvert Government Fund agrees at the Closing:

(i)         to deliver to Calvert Short-Term Government Fund in exchange for the assets, the number of full and fractional shares of beneficial interest of Calvert Government Fund ("Calvert Government Fund Shares") to be determined as follows:

            In accordance with Section 3 of this Agreement, the number of shares to be issued shall be determined by dividing the per share net asset value of Calvert Short-Term Government Fund Shares (rounded to the nearest millionth) by the net asset value per share of Calvert Government Fund (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of Calvert Short-Term Government Fund as of the close of business on the Closing date (the "Closing Date"). It is expressly agreed that there will be no sales charge to Calvert Short-Term Government Fund, or to any of the shareholders of Calvert Short-Term Government Fund upon distribution of Calvert Government Fund Shares to them; and

(b) Liabilities to be Assumed. Calvert Government Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of Calvert Short-Term Government Fund prepared on behalf of such Fund, as of the Valuation Date (as defined in Section 3(a)), in accordance with generally accepted accounting principles consistently applied from the prior audited period and certified by the Controller of Calvert Short-Term Government Fund. Calvert Government Fund shall assume only those liabilities of Calvert Short-Term Government Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of Calvert Short-Term Government Fund.

(c) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)         the later of the satisfaction of all representations and warranties contained herein, receipt of all necessary regulatory approvals, or the final adjournment of the meeting of shareholders of Calvert Short-Term Government Fund at which the Plan will be considered, or

(ii)        such later date as the parties may mutually agree.

3.         VALUATION OF NET ASSETS

(a) The value of Calvert Short-Term Government Fund's net assets to be transferred to Calvert Government Fund under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (NYSE) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Calvert Government Fund's then-current prospectus.

(b) The net asset value per share of Calvert Government Fund Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Calvert Government Fund's Controller using the same valuation procedures as set forth in Calvert Government Fund's then-current prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of Calvert Short-Term Government Fund's net assets using the valuation procedures as set forth in Calvert Short-Term Government Fund's then-current prospectus to be transferred to Calvert Government Fund pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Short-Term Government Fund, shall be furnished by Calvert Short-Term Government Fund to Calvert Government Fund at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Calvert Government Fund Shares pursuant to Section 2 of this Agreement, certified by the Controller of Calvert Government Fund, shall be furnished by Calvert Government Fund to Calvert Short-Term Government Fund at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of Calvert Government Fund or Calvert Short-Term Government Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of Calvert Short-Term Government Fund or Calvert Government Fund, accurate appraisal of the value of the net assets of Calvert Short-Term Government Fund or Calvert Government Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

Each party agrees to use commercially reasonable efforts to resolve, prior to the Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of Calvert Government Fund and those determined in accordance with the pricing policies and procedures of Calvert Short-Term Government Fund.

4.         LIQUIDATION AND DISSOLUTION

(a)        As soon as practicable after the Closing Date, Calvert Short-Term Government Fund will distribute pro rata to Calvert Short-Term Government Fund shareholders of record as of the close of business on the Closing Date the shares of Calvert Government Fund received by Calvert Short-Term Government Fund pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Calvert Government Fund in the names of each such shareholder of Calvert Short-Term Government Fund, representing the respective pro rata number of full shares and fractional interests in shares of Calvert Government Fund due to each. No such shareholder accounts shall be established by Calvert Government Fund or the transfer agent for Calvert Government Fund except pursuant to written instructions from Calvert Short-Term Government Fund, and Calvert Short-Term Government Fund agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Calvert Short-Term Government Fund shareholder a pro rata share of the number of shares of Calvert Government Fund received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Calvert Government Fund or its transfer agent to each shareholder of Calvert Short-Term Government Fund receiving such distribution of shares of Calvert Government Fund informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of Calvert Government Fund shall not be issued in connection with the Reorganization. Ownership of shares of Calvert Government Fund will be shown on the books of Calvert Government Fund's transfer agent.

(d)        As promptly as is practicable after the liquidation of Calvert Short-Term Government Fund, and in no event later than 12 months from the date of this Agreement, Calvert Short-Term Government Fund shall be terminated pursuant to the provisions of the Plan and its By-laws and Declaration of Trust.

(e)        Immediately after the Closing Date, the share transfer books of Calvert Short-Term Government Fund shall be closed and no transfer of shares shall thereafter be made on those books.

5.         DECLARATION OF TRUST AND BY-LAWS

(a)        Declaration of Trust. The Declaration of Trust of The Calvert Fund, which governs its series, Calvert Government Fund, in effect at the Effective Time of the Reorganization, shall continue to be the Declaration of Trust until amended as provided by law.

(b)        By-laws. The By-laws of The Calvert Fund, which govern its series, Calvert Government Fund, in effect at the Effective Time of the Reorganization, shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with The Calvert Fund's Declaration of Trust or said By-laws.

6.         REPRESENTATIONS AND WARRANTIES OF CALVERT GOVERNMENT FUND

(a)        Organization, Existence, etc. Calvert Government Fund is a duly organized series of The Calvert Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, The Calvert Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Government Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. The Calvert Fund, of which Calvert Government Fund is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. Calvert Government Fund has an unlimited number of shares of beneficial interest, no par value, of which as of September 30, 2010, 307,254 shares were outstanding, and no shares were held in the treasury of Calvert Government Fund. All of the outstanding shares of Calvert Government Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Government Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d) Shares to be Issued Upon Reorganization. Calvert Government Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. The Calvert Fund has the power to enter into the Plan on behalf of its series Calvert Government Fund, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of The Calvert Fund and no other proceedings by The Calvert Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Calvert Government Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f)        Litigation. To the knowledge of The Calvert Fund there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Government Fund or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(g)        Contracts. Except for contracts and agreements previously disclosed to Calvert Short-Term Government Fund under which no default exists, The Calvert Fund on behalf of Calvert Government Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(h)        Registration Statement. Calvert Government Fund shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of beneficial interest of Calvert Government Fund issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)         will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii)        will not contain any untrue statement of material fact or omit to state any material act required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Calvert Government Fund, as pertain to Calvert Government Fund, will not contain any untrue statement of any material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Short-Term Government Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(i) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7.         REPRESENTATIONS AND WARRANTIES OF CALVERT SHORT-TERM GOVERNMENT FUND

(a)        Organization, Existence, etc. Calvert Short-Term Government Fund is a duly organized series of The Calvert Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted. Currently, The Calvert Fund is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Calvert Short-Term Government Fund has all necessary federal, state and local authorization to own all of its properties and assets and to carry on the business as now being conducted.

(b)        Registration as Investment Company. The Calvert Fund, of which Calvert Short-Term Government Fund is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization. Calvert Short-Term Government Fund has an unlimited number of shares of beneficial interest, no par value, of which as of September 30, 2010, 593,471 shares were outstanding, and no shares were held in the treasury of Calvert Government Fund. All of the outstanding shares of Calvert Short-Term Government Fund have been duly authorized and are validly issued, fully paid, and non-assessable. Since Calvert Short-Term Government Fund is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of Calvert Short-Term Government Fund may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The audited financial statements of Calvert Short-Term Government Fund for the year ended September 30, 2010 ("Calvert Short-Term Government Fund Financial Statements"), to be delivered to Calvert Government Fund, will fairly present the financial position of Calvert Short-Term Government Fund as of September 30, 2010, and the results of its operations and changes in net assets for the year then ended.

(e)        Authority Relative to this Agreement. The Calvert Fund has the power to enter into the Plan on behalf of its series Calvert Short-Term Government Fund and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of Calvert Short-Term Government Fund and, except for approval by the holders of its shares of beneficial interest, no other proceedings by The Calvert Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein. Calvert Short-Term Government Fund is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the executing and carrying out of the Plan.

(f)        Liabilities. There are no liabilities of Calvert Short-Term Government Fund whether or not determined or determinable, other than liabilities disclosed or provided for in Calvert Short-Term Government Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2010, or otherwise previously disclosed to Calvert Government Fund, none of which has been materially adverse to the business, assets, or results of operations of Calvert Short-Term Government Fund.

(g)        Litigation. To the knowledge of The Calvert Fund, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Calvert Short-Term Government Fund or its respective assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts. Except for contracts and agreements previously disclosed to Calvert Government Fund under which no default exists, The Calvert Fund, on behalf of Calvert Short-Term Government Fund, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of Calvert Short-Term Government Fund have been filed for all taxable years up to and including the taxable year ending on the Closing Date, and all taxes payable pursuant to such returns have been paid. Calvert Short-Term Government Fund has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of Calvert Short-Term Government Fund since commencement of operations.

(j)         Portfolio Securities. All securities to be listed in the schedule of investments of Calvert Short-Term Government Fund as of the Effective Time of the Reorganization will be owned by The Calvert Fund on behalf of Calvert Government Fund free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement. Calvert Short-Term Government Fund will cooperate with Calvert Government Fund in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to Calvert Government Fund the information relating to Calvert Short-Term Government Fund required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to Calvert Short-Term Government Fund:

(i)         will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)        will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Calvert Government Fund, insofar as it relates to Calvert Short-Term Government Fund, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by Calvert Short-Term Government Fund for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l) Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8.         CONDITIONS TO OBLIGATIONS OF CALVERT GOVERNMENT FUND

The obligations of Calvert Government Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Discharge of Liabilities. Calvert Short-Term Government Fund shall endeavor to have discharged all of its known liabilities and obligations prior to the Effective Time of the Reorganization.

(b) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, Calvert Short-Term Government Fund shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of Calvert Short-Term Government Fund since September 30, 2010. As of the Effective Time of the Reorganization, Calvert Government Fund shall have received a certificate from Calvert Short-Term Government Fund satisfactory in form and substance to Calvert Government Fund indicating that they have met the terms stated in this Section.

(c) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion. Calvert Government Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Government Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Short-Term Government Fund and the shareholders of Calvert Short-Term Government Fund. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Short-Term Government Fund in connection with the Reorganization, and on such other written representations as Calvert Short-Term Government Fund and Calvert Government Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while the matter is not free entirely from doubt, for federal income tax purposes:

(i)         The transfer of all of the assets of Calvert Short-Term Government Fund in exchange for shares of Calvert Government Fund and assumption of identified liabilities of Calvert Short-Term Government Fund by Calvert Government Fund, followed by the distribution of Calvert Government Fund shares pro rata to the shareholders of Calvert Short-Term Government Fund in liquidation of Calvert Short-Term Government Fund, will constitute a “reorganization” within the meaning of  § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Calvert Government Fund and Calvert Short-Term Government Fund will each be “a party to a reorganization” within the meaning of § 368(b) of the Code;

(ii)        No gain or loss will be recognized by Calvert Government Fund upon the receipt of the assets of Calvert Short-Term Government Fund solely in exchange for Calvert Government Fund shares and the assumption by Calvert Government Fund of the liabilities of Calvert Short-Term Government Fund;

(iii)       No gain or loss will be recognized by Calvert Short-Term Government Fund upon the transfer of its assets to Calvert Government Fund in exchange for Calvert Government Fund shares and assumption of identified liabilities of Calvert Short-Term Government Fund by Calvert Government Fund, or upon the distribution (whether actual or constructive) of Calvert Government Fund shares to the shareholders of Calvert Short-Term Government Fund in exchange for their Calvert Government Fund shares;

(iv)       No gain or loss will be recognized by the shareholders of Calvert Short-Term Government Fund upon the exchange of their Calvert Short-Term Government Fund shares for Calvert Government Fund shares in liquidation of Calvert Short-Term Government Fund;

(v)        The aggregate tax basis of Calvert Government Fund shares received by each shareholder of Calvert Short-Term Government Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Calvert Short-Term Government Fund shares held by such shareholder immediately prior to the Reorganization and exchanged therefor, and the holding period of the Calvert Government Fund shares received by each shareholder of Calvert Short-Term Government Fund will include the period during which the Calvert Short-Term Government Fund shares exchanged therefor were held by such shareholder (provided the Calvert Short-Term Government Fund shares were held as a capital asset on the date of the Reorganization); and

(vi)       The tax basis of the assets of Calvert Short-Term Government Fund acquired by Calvert Government Fund will be the same as the tax basis of those assets to the Calvert Short-Term Government Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Short-Term Government Fund in the hands of Calvert Government Fund will include the period during which those assets were held by Calvert Short-Term Government Fund.

(e) Opinion of Counsel. Calvert Government Fund shall have received the opinion of counsel for Calvert Short-Term Government Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Government Fund, to the effect that:

(i)         The Calvert Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)        Calvert Short-Term Government Fund is a series of The Calvert Fund; and

(iii)       The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of The Calvert Fund, and the Plan has been duly executed and delivered by The Calvert Fund on behalf of Calvert Short-Term Government Fund and, assuming due authorization, execution, and delivery of the Plan by The Calvert Fund, is a valid and binding obligation of The Calvert Fund and its series, Calvert Short-Term Government Fund.

9.         CONDITIONS TO OBLIGATIONS OF CALVERT SHORT-TERM GOVERNMENT FUND

The obligations of Calvert Short-Term Government Fund under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of Calvert Short-Term Government Fund. This means that a majority of the outstanding voting securities of Calvert Short-Term Government Fund must be approved by the lesser of: (i) 67% of the shares of Calvert Short-Term Government Fund entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of Calvert Short-Term Government Fund entitled to vote.

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Calvert Government Fund shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Calvert Government Fund since September 30, 2010. As of the Effective Time of the Reorganization, Calvert Short-Term Government Fund shall have received a certificate from Calvert Government Fund satisfactory in form and substance to Calvert Short-Term Government Fund indicating that it has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion. Calvert Short-Term Government Fund shall have received the opinion of counsel, addressed to and in form and substance satisfactory to Calvert Short-Term Government Fund, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Calvert Government Fund and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of Calvert Short-Term Government Fund in connection with the Reorganization, and on such other written representations as Calvert Short-Term Government Fund and Calvert Government Fund, respectively, will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, and while the matter is not free entirely from doubt, for federal income tax purposes:

(i)         The transfer of all of the assets of Calvert Short-Term Government Fund in exchange for shares of Calvert Government Fund and assumption of identified liabilities of Calvert Short-Term Government Fund by Calvert Government Fund, followed by the distribution of Calvert Government Fund shares pro rata to the shareholders of Calvert Short-Term Government Fund in liquidation of Calvert Short-Term Government Fund, will constitute a “reorganization” within the meaning of  § 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Calvert Government Fund and Calvert Short-Term Government Fund will each be “a party to a reorganization” within the meaning of § 368(b) of the Code;

(ii)        No gain or loss will be recognized by Calvert Government Fund upon the receipt of the assets of Calvert Short-Term Government Fund solely in exchange for Calvert Government Fund shares and the assumption by Calvert Government Fund of the liabilities of Calvert Short-Term Government Fund;

(iii)       No gain or loss will be recognized by Calvert Short-Term Government Fund upon the transfer of its assets to Calvert Government Fund in exchange for Calvert Government Fund shares and assumption of identified liabilities of Calvert Short-Term Government Fund by Calvert Government Fund, or upon the distribution (whether actual or constructive) of Calvert Government Fund shares to the shareholders of Calvert Short-Term Government Fund in exchange for their Calvert Government Fund shares;

(iv)       No gain or loss will be recognized by the shareholders of Calvert Short-Term Government Fund upon the exchange of their Calvert Short-Term Government Fund shares for Calvert Government Fund shares in liquidation of Calvert Short-Term Government Fund;

(v)        The aggregate tax basis of Calvert Government Fund shares received by each shareholder of Calvert Short-Term Government Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Calvert Short-Term Government Fund shares held by such shareholder immediately prior to the Reorganization and exchanged therefor, and the holding period of the Calvert Government Fund shares received by each shareholder of Calvert Short-Term Government Fund will include the period during which the Calvert Short-Term Government Fund shares exchanged therefor were held by such shareholder (provided the Calvert Short-Term Government Fund shares were held as a capital asset on the date of the Reorganization); and

(vi)       The tax basis of the assets of Calvert Short-Term Government Fund acquired by Calvert Government Fund will be the same as the tax basis of those assets to the Calvert Short-Term Government Fund immediately prior to the Reorganization, and the holding period of the assets of Calvert Short-Term Government Fund in the hands of Calvert Government Fund will include the period during which those assets were held by Calvert Short-Term Government Fund.

(e)        Opinion of Counsel. Calvert Short-Term Government Fund shall have received the opinion of counsel for Calvert Government Fund, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Calvert Short-Term Government Fund, to the effect that:

(i)         The Calvert Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts;

(ii)        Calvert Government Fund is a series of The Calvert Fund;

(iii)       The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of The Calvert Fund, and the Plan has been duly executed and delivered by The Calvert Fund on behalf of Calvert Government Fund and, assuming due authorization, execution, and delivery of the Plan by The Calvert Fund, is a valid and binding obligation of The Calvert Fund and its series, Calvert Government Fund;

(iv)       Calvert Government Fund Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Calvert Government Fund.

10.        AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Trustees of each party, amend the Plan at any time before or after approval of the Plan by shareholders of Calvert Short-Term Government Fund, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)        Calvert Short-Term Government Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Government Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Government Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Government Fund.

(d)        Calvert Government Fund may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Calvert Short-Term Government Fund if: (i) a material condition to its performance under this Agreement or a material covenant of Calvert Short-Term Government Fund contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Calvert Short-Term Government Fund.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of Calvert Short-Term Government Fund, without liability on the part of either party hereto or its respective Trustees, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2011, if the Effective Time of the Reorganization is not on or prior to such date.

(f)        No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.        EXPENSES

The expenses incurred in connection with this Reorganization will be paid by the respective Fund.

12.        GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, Calvert Short-Term Government Fund and Calvert Government Fund have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

THE CALVERT FUND
on behalf of Calvert Short-Term Government Fund

By:  ____________________
Name:  Barbara J. Krumsiek
Title:    President

THE CALVERT FUND
on behalf of Calvert Government Fund

By:  ____________________
Name:  William M. Tartikoff
Title:   Vice President and Secretary

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize fund expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1.  Read your proxy statement and have it at hand.

2.  Call toll-free 1-800-337-3503or go to website: www.proxy-direct.com

3.  Follow the recorded or on-screen directions.

4.  Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY

THE CALVERT FUND

PROXY

CALVERT SHORT-TERM GOVERNMENT FUND

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.

The undersigned, revoking previous proxies, hereby appoints William M. Tartikoff and Barbara J. Krumsiek, and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Calvert Short-Term Government Fund, a series of The Calvert Fund, to be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Friday, April 15, 2011, at 10:00 a.m. (Eastern Time) and at any adjournment thereof (the “Special Meeting”) as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Special Meeting. Receipt of the Notice of Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged. IF NO CHOICE IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

Note: Please sign this card exactly as your name appears on this Proxy.  When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person’s title.

Signature and Title (if applicable)

Signature (if held jointly)

____________________________________________________, 2011

Date                                                             22292_012511

PLEASE SIGN, DATE AND VOTE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for Calvert Short-Term Government Fund

Shareholder Meeting to Be Held on April 15, 2011.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/cal22292

Please detach at perforation before mailing.

--------------------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES.  The Board of Trustees recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.        To consider and act on an Agreement and Plan of Reorganization (the “Plan”), providing for the transfer of all of the assets of the Calvert Short-Term Government Fund, a series of The Calvert Fund, to Calvert Government Fund, also a series of The Calvert Fund, in exchange for shares of Calvert Government Fund and the assumption by Calvert Government Fund of all known liabilities of Calvert Short-Term Government Fund. The Plan also provides for distribution of these shares of Calvert Government Fund to shareholders of Calvert Short-Term Government Fund in liquidation and subsequent termination of Calvert Short-Term Government Fund.

                  FOR                            AGAINST                             ABSTAIN

PLEASE SIGN, DATE AND VOTE, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

22292_012511

FORM N-14

PART B

Acquisition of the assets of
CALVERT SHORT-TERM GOVERNMENT FUND
a series of The Calvert Fund

By and in exchange for shares of
CALVERT GOVERNMENT FUND
a series of The Calvert Fund

4500 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814
800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

February __, 2011

This Statement of Additional Information (the “Reorganization SAI”) relates to the proposed transfer of all of the assets of Calvert Short-Term Government Fund, a series of The Calvert Fund, a Massachusetts business trust, to Calvert Government Fund, also a series of The Calvert Fund, in exchange for Class A and Class I shares of Calvert Government Fund (to be distributed to holders of shares of Calvert Short-Term Government Fund in complete liquidation of Calvert Short-Term Government Fund) (the "Reorganization").

This Reorganization SAI contains information that may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated February __, 2011, of Calvert Short-Term Government Fund (the “Prospectus/Proxy Statement”) that relates to the Reorganization. This Reorganization SAI consists of the information pertaining to Calvert Short-Term Government Fund and Calvert Government Fund set forth in the documents listed below and the following described documents, each of which is incorporated by reference herein:

1.       Class A Prospectus of the Calvert Fund relating to Calvert Short-Term Government Fund dated January 31, 2011;

2.    Class A Prospectus of the Calvert Fund relating to Calvert Short-Term Government Fund dated January 31, 2011;

3.    Class I Prospectus of the Calvert Short-Term Government Fund dated January 31, 2011;

4.    Class I Prospectus of The Calvert Government Fund dated February 15, 2011;

5.     Statement of Additional Information of The Calvert Fund relating to Calvert Short-Term Government Fund dated January 31, 2011;

6.     Statement of Additional Information of The Calvert Fund relating to Calvert Government Fund dated January 31, as revised February 15, 2011;

7.       Annual Report to Shareholders of The Calvert Fund relating to Calvert Short-Term Government Fund for the year ended September 30, 2010; and

8.       Annual Report to Shareholders of The Calvert Fund relating to Calvert Government Fund for the year ended September 30, 2010.

This Reorganization SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement was initially filed with the Securities and Exchange Commission on December 22, 2010 (The Calvert Fund, Registration Statement on Form N-14, File No. 333-171345).  It is available upon request and without charge by writing to The Calvert Fund, 4500 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814 or by calling 800-368-2745.

* * *

PRO FORMA FINANCIAL INFORMATION

Combination of Calvert Short-Term Government Fund into Calvert Government Fund

          The unaudited pro forma information provided herein should be read in conjunction with the annual reports of Calvert Short-Term Government Fund and Calvert Government Fund dated September 30, 2010, which are on file with the SEC and are available at no charge.

          The unaudited pro forma information set forth below for the period ended September 30, 2010 is intended to present ratios and supplemental data as if the merger of the Calvert Short-Term Government Fund, or Target Fund, into the Calvert Government Fund, or Acquiring Fund, (collectively, the “Funds”) had been consummated on October 1, 2009. The merger is intended to consolidate the Target Fund with a similar fund advised by Calvert Asset Management Company, Inc.

          The Funds have the same fund recordkeeping services agent, investment advisor, administrator, fund accounting agent and custodian. Each of such service providers has entered into an agreement with the Fund which governs the provision of services to the Fund. Such agreements contain the same terms with respect to each Fund except for the investment advisory and administrative services contracts.  The Target Fund’s investment advisory fee is 0.45% of average daily net assets.  The Acquiring Fund’s investment advisory fee is 0.40% of average daily net assets.  The Target Fund’s administrative services fee for Class A and Class I is 0.10% of the average daily net assets of each Class, and the Acquiring Fund’s administrative services fee is 0.15% and 0.10% of Class A and Class I average daily net assets, respectively.

          As of September 30, 2010, the net assets of: (i) the Target Fund were $31,558,706 and (ii) the Acquiring Fund were $5,105,252. The net assets of the combined portfolio as of September 30, 2010 would have been $36,663,958.

          On a pro forma basis for the twelve months ended September 30, 2010, the proposed reorganization would result in a decrease of $15,951 in the investment advisory fees charged, an increase of $1,893 in the administrative services fees charged and an increase in other operating expenses (including custody fees and audit fees) of $11,891 on a pro forma basis for the twelve months ended September 30, 2010.

          The Target Fund’s net annual portfolio operating expenses were 0.98% and 0.73% for Class A and Class I, respectively, as of September 30, 2010.  The Acquiring Fund’s net annual portfolio operating expenses were 1.04% for Class A as of September 30, 2010.  Effective April 30, 2011 (the expected merger date), the Advisor has contractually agreed to limit net annual portfolio operating expenses through January 31, 2013 for the Acquiring Fund’s Class A and Class I to 0.98% and 0.73%, respectively.

          No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation, Subchapter M compliance.

          Securities held by the Target Fund will not have to be sold in connection with the merger for the purpose of complying with the investment policies or limitations of the Acquiring Fund.

          The merger is expected to be tax free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

Accounting Survivor.  Calvert Government Fund is deemed to the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The expected reorganization and proxy solicitation costs are $13,000. The Target Fund and Acquiring Fund, however, each is subject to contractual expense limitations and the expense ratio of each Class is higher than the applicable expense limitation. Therefore, the reorganization expenses will effectively be borne by the Advisor.

The Calvert Fund

PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that officers and trustees/directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees/directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, director, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees/Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees/directors and officers liability coverage, plus $5 million in excess trustees/directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1.	Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

2.	By-Laws incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

3.	Inapplicable.

4.	Form of Agreement and Plan of Reorganization (filed as Exhibit A to the Proxy Statement and Prospectus included in Part A of this Registration Statement).

5.	Instruments Defining Rights of Security Holders -- incorporated by reference to Exhibits (1) and (2).

6

Amended Investment Advisory Agreement incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002.  Addendum to Investment Advisory Agreement Schedule A (Calvert Government Fund), incorporated by reference to Registrant's Post-Effective Amendment No.64, dated October 9, 2008, accession number 0000701039-08-000030. Addendum to Investment Advisory Agreement (fee cap), incorporated by reference to Registrant's Post-Effective Amendment No.65, dated January 30, 2009, accession number 0000701039-09-000004. Addendum to Investment Advisory Agreement Schedule A (Short-Term Government), incorporated by reference to Registrant's Post-Effective Amendment No.66, dated April 1, 2009, accession number 0000701039-09-000007.

7

Underwriting (Distribution) Agreement incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002. Underwriting (Distribution) Schedules I, II, & III incorporated by reference to Registrant's Post-Effective Amendment No.57, dated July 7, 2006, accession number 0000701039-06-000016.  Underwriting (Distribution) Agreement Addendum to Schedules II and III, incorporated by reference to Registrant's Post-Effective Amendment No.66, dated April 1, 2009, accession number 0000701039-09-000007.  Form of Addendums to Schedule II and III to Underwriting (Distribution) Agreement, filed herewith.

8.	Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No.40, dated January 28, 2000, accession number 0000701039-00-000002.

9.	Custodial Contract incorporated by reference to Registrant's Post-Effective Amendment No. 41, dated January 29, 2001, accession number 0000701039-01-000002.

10.1

Plan of Distribution for Class A incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002. Plan of Distribution Schedule A for Class A incorporated by reference to Registrant's Post-Effective Amendment No. 55, dated January 30, 2006, accession number 0000701039-06-000002. Plan of Distribution Addendum to Schedule A for Class A, reference to Registrant's Post-Effective Amendment No.66, dated April 1, 2009, accession number 0000701039-09-000007.  Form of Addendum to Schedule for Plan of Distribution for Class A, filed herewith.

10.2

Plan of Distribution for Class B & C incorporated by reference to Registrant's Post-Effective Amendment No.55, dated January 30, 2006, accession number 0000701039-06-000002. Plan of Distribution Schedule A for Class B & C incorporated by reference to Registrant's Post-Effective Amendment No. 55, dated January 30, 2006, accession number 0000701039-06-000002. Plan of Distribution Addendum to Schedule A for Class C, reference to Registrant's Post-Effective Amendment No.66, dated April 1, 2009, accession number 0000701039-09-000007.

11.

Opinion of Counsel, incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14 (File No. 333-171345), filed on January 11, 2011, accession number 0000701039-11-000002.

12.

Opinion and Consent of Counsel on Tax Matters, incorporated by reference to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-14 (File No. 333-171345), filed on January 11, 2011, accession number 0000701039-11-000002.

13.	Amended Master Transfer Agency Agreement and Service Agreement incorporated by reference to Registrant's Post-Effective Amendment No.62, dated January 31, 2008, accession number 0000701039-08-000001.

14	Consent of Independent Auditors, filed herewith.

15.	Inapplicable.

16.	Power of Attorney forms, incorporated by reference to Registrant's Registration Statement on Form N-14 (File No. 333-171345), filed on December 22, 2010, accession number 0000701039-10-000049.

17.1	Form of Proxy Card (filed as Exhibit A to the Proxy Statement and Prospectus included in Part A of this Registration Statement).
17.2

Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No.65, dated January 30, 2009, accession number 0000701039-09-000004. Rule 18f-3 Multiple Class Plan Addendum, reference to Registrant's Post-Effective Amendment No.66, dated April 1, 2009, accession number 0000701039-09-000007.  Form of Addendum to Exhibit II to Amended and Restated Rule 18f-3 Multiple Class Plan, filed herewith.

17.3

Code of Ethics for Advisor (Calvert Asset Management Company, Inc.) incorporated by reference to Registrant's Post-Effective Amendment No. 62, dated January 31, 2008, accession number 0000701039-08-000001.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Bethesda and State of Maryland, on the 15th day of February 2011.

THE CALVERT FUND

By:
________________**_____________
Barbara J. Krumsiek
President and Trustee

As required by the Securities Act of 1933, this registration statement has been signed below on the 15th day of February 2011 by the following persons in the capacities indicated.

Signature	Title

__________**____________ Barbara J. Krumsiek	President and Trustee (Principal Executive Officer)

__________**____________ Ronald M. Wolfsheimer	Treasurer (Principal Accounting Officer)

__________**____________ Richard L. Baird, Jr.	Trustee

__________**____________ Douglas E. Feldman	Trustee

__________**____________ John G. Guffey, Jr.	Trustee

__________**____________ M. Charito Kruvant	Trustee

__________**____________ Anthony A. Williams	Trustee

__________**____________ D. Wayne Silby	Trustee

**By: /s/ Lancelot A. King

              Lancelot A. King

Executed by Lancelot A. King, Attorney-in-fact on behalf of those indicated, pursuant to Power of Attorney forms, incorporated by reference to Registrant's initial N-14 filing, dated December 22, 2010, accession number 0000701039-10-000049.